                                                                   EXHIBIT 1(10)
                                                                           APPLC
PACIFIC LIFE & ANNUITY COMPANY                                            [LOGO]

Mailing   Life Insurance Operations Center
Address   P.O. Box 6520 . Newport Beach, CA 92658-6520
          (888) 595-6997

APPLICATION FOR LIFE INSURANCE, PART 1

------------------------------------------------------------------------------------------------------------------------------------
SECTION A                 CLIENT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
PROPOSED INSURED       1.  Name of Proposed Insured (Print as to appear in policy: First/Middle/Last)           2.  Sex
Complete for all Life                                                                                           [_] Male [_] Female
Insurance Policies.
                       3.  Date of Birth      4.  Age (Nearest birthday)       5.  Place of Birth         6.  Soc. Sec. #

                       7.  Driver's License # & State      8.  Telephone #           9.  E-mail Address

                       10. Address (Street, City, County, State, Zip Code)                                          11. How Long

                       12. Employer Name & Address (Street, City, County, State, Zip Code)                          13. How Long

                       14. Occupation                                    15. Type of Business

------------------------------------------------------------------------------------------------------------------------------------
PROPOSED ADDITIONAL    16. Name of Additional Proposed Insured (Print as to appear in policy: First/Middle/Last) 17. Sex
INSURED                                                                                                          [_] Male [_] Female
Complete for a
Joint and Last         18. Date of Birth   19. Age (Nearest birthday)   20. Place of Birth         21. Soc. Sec. #
Survivor Life
Insurance Policy       22. Driver's License # & State      23. Telephone #             24. E-mail Address
or for a Term
Rider on Another       25. Address (Street, City, County, State, Zip Code)                                              26. How Long
Covered Person
for an Individual      27. Employer Name & Address (Street, City, County, State, Zip Code)                              28. How Long
Life Insurance
Policy.                29. Occupation                      30. Type of Business                          31. Relationship to Insured

------------------------------------------------------------------------------------------------------------------------------------
OWNER                  32. Name of Owner(s) (Print as to appear in policy: First/Middle/Last)
Complete only if
Owner is other than    33. Address (Street, City, County, State, Zip Code)     34. Relationship to Insured(s)
the Insured(s). If
Trust, give name of    35. Date of Birth      36. Soc. Sec. # / Tax ID #       37. Telephone #         38. E-mail Address
trust, trustee, and
date of trust.

------------------------------------------------------------------------------------------------------------------------------------
PRIMARY BENEFICIARY    39. Name of Beneficiary (Print as to appear in policy: First/Middle/Last)

                       40. Relationship to Insured(s)                  41. Soc. Sec. # / Tax ID #

------------------------------------------------------------------------------------------------------------------------------------
CONTINGENT             42. Name of Contingent Beneficiary (Print as to appear in policy: First/Middle/Last)
BENEFICIARY
                       43. Relationship to Insured(s)                  44. Soc. Sec. # / Tax ID #

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY FOR        45. Name of Beneficiary for Individual Term Rider (Print as to appear in policy: First/Middle/Last)
INDIVIDUAL TERM
RIDER                  46. Relationship to Insured                     47. Soc. Sec. # / Tax ID #
------------------------------------------------------------------------------------------------------------------------------------

AP2001-NY                           Page 1                   85-23808-00 01/2002

---------------------------------------------------------------------------------------------------------------------------------
SECTION A            CLIENT INFORMATION (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
PREMIUM NOTICES    48.  Send Premium Notices to: [_] Insured [_] Owner [_] Other (If other, give name, relationship, and address below)
                  ----------------------------------------------------------------------------------------------------------------
                   49A. Name                                                                         B. Relationship to Insured(s)

                  ----------------------------------------------------------------------------------------------------------------
                     C. Address (Street, City, County, State, Zip Code)

                  ----------------------------------------------------------------------------------------------------------------
                   50.  Method & Frequency of Payment (Select One):

                        A. Direct             B. [ ] Electronic Funds Transfer   C. List Bill (3 or more policies)  D. [ ] Single
                           [ ] Annually          (EFT) (Monthly only) Attach        [ ] Annually                           Premium
                           [ ] Semi-Annually     voided check and complete EFT      [ ] Semi-Annually
                           [ ] Quarterly         Authorization on page 10.          [ ] Quarterly
                                                                                    [ ] Monthly
                  ----------------------------------------------------------------------------------------------------------------
AMOUNT PAID WITH   51A. Is an initial premium submitted with this application?   [ ] Yes   [ ] No
THIS APPLICATION        (Do not submit money unless the Temporary Insurance Agreement is completed)

                     B. If yes, show amount of initial premium and complete the      Amount $_____________________________
                        next question.

                     C. Do you understand, accept, and agree to the terms of the Temporary Insurance Agreement? [ ] Yes [ ] No
                  ----------------------------------------------------------------------------------------------------------------
SPECIAL POLICY     52A. [ ] Date to Save Age [ ] Specific Date
DATING                  If either box is checked, give policy date and complete below:  Month__________ Day_________ Year_______

                     B. I understand that insurance charges and expenses begin on the Policy Date   [ ] Yes  [ ] No
                  ----------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN  53.  Give details of all life insurance in force on any Proposed Insured. If none, check this box: [ ]
FORCE
                  ----------------------------------------------------------------------------------------------------------------
                                                                                                     Will This
                                                                                         Year         Policy Be
                        Insured's Name      Company     Policy Number    Face Amount    Issued        Replaced?
                                                                                                      YES     NO
                  ----------------------------------------------------------------------------------------------------------------
                                                                                                      [ ]     [ ]
                  ----------------------------------------------------------------------------------------------------------------
                                                                                                      [ ]     [ ]
                  ----------------------------------------------------------------------------------------------------------------
                                                                                                      [ ]     [ ]
                  ----------------------------------------------------------------------------------------------------------------
                                                                                                      [ ]     [ ]
                  ----------------------------------------------------------------------------------------------------------------
REPLACEMENT & 1035                                                                                    YES     NO
EXCHANGE          ----------------------------------------------------------------------------------------------------------------
INFORMATION        54. Will the policy applied for replace, cause a change in, or involve a cash withdrawal or loan from any life insurance or annuity on any Proposed
                       Insured's life or in any life insurance or annuity owned by the Applicant?
                       If yes, give details in "Remarks."                                             [ ]     [ ]
                  ----------------------------------------------------------------------------------------------------------------
EXCHANGE
INFORMATION        55. Is this a 1035 exchange? If yes, list the policies to be exchanged in
                       "Remarks."                                                                     [ ]     [ ]
                  ----------------------------------------------------------------------------------------------------------------
                   56. If a 1035 exchange, will a loan be carried over? If yes, list in "Remarks"
                       the policies and the loan amount(s) to be carried over.                        [ ]     [ ]
---------------------------------------------------------------------------------------------------------------------------------
                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
---------------------------------------------------------------------------------------------------------------------------------


















AP2001-NY                              Page 2               85-23808-00 01/2002

--------------------------------------------------------------------------------------------------------------------------------
SECTION B                GENERAL INFORMATION
--------------------------------------------------------------------------------------------------------------------------------
GENERAL                                                                                                Additional
INFORMATION                                                                       Proposed Insured      Insured
Complete each question   1.   Annual earned income from occupation (After
for the Proposed and          deduction of business expenses)                       $               $
Additional Insured.
                         2.   Other income (State source in "Remarks")              $               $

                         3.   Net Worth                                             $               $

                                                                                      YES     NO      YES     NO

                         4.   Do you contemplate leaving the USA for travel or
                              residence? (If yes, explain in "Remarks")               [_]     [_]     [_]     [_]

                         5A.  Do you plan to fly, or within the last 2 years
                              have you flown, as a pilot, student pilot, or
                              crewmember?                                             [_]     [_]     [_]     [_]
                          B.  Do you plan to participate in, or within the last
                              2 years have you participated in, parachute
                              jumping, scuba diving, auto/motorboat/motorcycle
                              racing, hang gliding, or mountain climbing?             [_]     [_]     [_]     [_]
                              (If yes to A or B, complete a separate General
                              Questionnaire for each Proposed/Additional
                              Insured)

                         6.   Have you ever had insurance declined, rated,            [_]     [_]     [_]     [_]
                              modified, cancelled, or not renewed? (If yes,
                              explain in "Remarks")

                         7.   Have you been convicted of a felony within the          [_]     [_]     [_]     [_]
                              past 5 years? (If yes, explain in "Remarks")

                         8.   Have you had a driver's license restricted or
                              revoked or been convicted of 3 or more moving
                              violations within the past 5 years? (If yes,
                              explain in "Remarks")                                   [_]     [_]     [_]     [_]

                         9.   Have you applied for any other insurance within         [_]     [_]     [_]     [_]
                              the last 3 months? (If yes, explain in "Remarks")

                         10.  Have you smoked a cigarette in the last 12 months?      [_]     [_]     [_]     [_]
                              (If yes, give date last smoked)                       Date:________   Date:________

                         11.  Have you used any other form of tobacco within the      [_]     [_]     [_]     [_]
                              last 2 years? (If yes, give type and date last
                              used)                                                 Type:________   Type:________
                                                                                    Date:________   Date:________
----------------------------------------------------------------------------------------------------------------------------------

JUVENILE INSURANCE       12A. If a child age 14 years and 6 months or younger is to be insured under this policy, answer
                              B & C below:
                           B. What is the relationship of the owner to the child? _____________________________________
                           C. What is the total amount of insurance on the owner, which is in force and applied for in this and all other companies?
                              $___________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
SECTION C       MEDICAL CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------

MEDICAL                  1.   The attached examination is on the life of:
CERTIFICATION             Proposed        Additional             Name of Insurance Company            Date of
Complete when             Insured          Insured                                                  Examination
submitting a medical        [_]              [_]
examination of another      [_]              [_]
insurance company.
                         2.   To the best of your knowledge and belief, are the statements in the examination true as of today?
                                     Proposed Insured       [_]  Yes  [_] No
                                                                               (If no, explain in Remarks)
                                    Additional Insured      [_]  Yes  [_] No

                         3.   Has the person who was examined consulted a doctor or other medical practitioner, or received medical or surgical advice since the date of the examination?
                                     Proposed Insured       [_]  Yes  [_] No
                                                                               (If yes, explain in Remarks)
                                    Additional Insured      [_]  Yes  [_] No
-----------------------------------------------------------------------------------------------------------------------------------
                 REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
-----------------------------------------------------------------------------------------------------------------------------------

AP2001-NY                           Page 3                   85-23808-00 01/2002

-----------------------------------------------------------------------------------------------------------------------------------
SECTION D            POLICY INFORMATION FOR VARIABLE LIFE INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCT/PREMIUM      1. Product Name         2A. Initial Premium     B. Planned Annual Premium
                                                  $                      $
-----------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT        3. Face Amount (Base Only) + Initial Annual Renewable Term Insurance                 = Total Initial Coverage
                                                  Rider/Joint and Last Survivor Term Insurance Rider
                     $                            $                                                         $
-----------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT    4. Check one: [_]  Option A  [_]  Option B  [_]  Option C (Face amount plus   [_] Option D (Face amount multiplied
OPTION                              (Level)      (Increasing)     premiums less distributions)     by a death benefit factor)

-----------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS  5. Individual Life Insurance Products Only      6. Joint and Last Survivor Life Insurance Products Only
                      A. [_] Annual Renewable Term Rider on Other     A. [_] Individual Annual Renewable Term Rider on the
                             Covered Person                                  Proposed Insured   $_______________
                             $______________________________
                      B. [_] Accidental Death Rider $_______          B. [_] Individual Annual Renewable Term Rider on the
                                                                             Additional Insured $_______________
                      C. [_] Children's Term Rider_________(units)
                         (Complete Application Part 2, Non-Medical)

                      D. [_] Disability Benefit Rider $___________

                      E. [_] Guaranteed Insurability Rider $______

                      F. [_] Waiver of Charges Rider (On Insured)
                 ------------------------------------------------------------------------------------------------------------------
                  7. If any optional benefit applied for cannot be approved, should the policy be issued without it? [_] Yes [_] No
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUM ALLOCATION  8. Indicate how premiums are to be allocated until later changed by you or your authorized representative.
                       The total of the percentages must be 100%. Allocation percentages must be whole numbers.
                 ------------------------------------------------------------------------------------------------------------------
                      Investment                   Manager           Premium          Investment               Manager      Premium
                        Option                                          %               Option                                 %
                 ------------------------------------------------------------------------------------------------------------------
                [Blue Chip]                [AIM Capital Management]  _______    [Capital Opportunities]   [MFS Investment]    _____
                [Aggressive Growth]        [AIM Capital Management]  _______    [Mid-Cap Growth]          [MFS Investment]    _____
                [Emerging Markets]         [Alliance Capital]        _______    [Global Growth]           [MFS Investment]    _____
                [Diversified Research]     [Capital Guardian]        _______    [Equity Index]            [Mercury Advisors]  _____
                [Small-Cap Equity]         [Capital Guardian]        _______    [Small-Cap Index]         [Mercury Advisors]  _____
                [International Large-Cap]  [Capital Guardian]        _______    [REIT]                    [Morgan Stanley]    _____
                [I-Net Tollkeeper]         [Goldman Sachs]           _______    [Inflation Managed]       [PIMCO]             _____
                [Financial Services]       [Invesco Funds]           _______    [Managed Bond]            [PIMCO]             _____
                [Health Sciences]          [Invesco Funds]           _______    [Money Market]            [Pacific Life]      _____
                [Technology]               [Invesco Funds]           _______    [High Yield Bond]         [Pacific Life]      _____
                [Telecommunications]       [Invesco Funds]           _______    [Equity Income]           [Putnam]            _____
                [Multi-Strategy]           [JP Morgan]               _______    [Research]                [Putnam]            _____
                [Large-Cap Core]           [JP Morgan]               _______    [Equity]                  [Putnam]
                [Strategic Value]          [Janus]                   _______    [Aggressive Equity]       [Putnam]            _____
                [Growth LT]                [Janus]                   _______    [Large-Cap Value]         [Salomon Brothers]  _____
                [Focused 30]               [Janus]                   _______    Fixed Account*            Pacific Life        _____
                [Mid-Cap Value]            [Lazard]                  _______    Fixed LT Account*         Pacific Life        _____
                [International Value]      [Lazard]                  _______
                 ------------------------------------------------------------------------------------------------------------------
                *The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the Fixed
                Account. Both fixed account options credit a fixed minimum guaranteed interest rate. See the prospectus for details.
-----------------------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGEMENT  All questions must be answered.                                                                 YES      NO
To be completed  ------------------------------------------------------------------------------------------------------------------
by the           9.  Do you understand that the amount and duration of the death benefit may vary, depending
Applicant.           on the investment performance of the variable investment options?                           [_]     [_]
                 ------------------------------------------------------------------------------------------------------------------
                 10. Do you understand that the policy values may increase or decrease, depending
                     on the investment experience of the variable investment options?                            [_]     [_]
                 ------------------------------------------------------------------------------------------------------------------
                 11. Did you receive the separate account and fund prospectuses (bound together)
                     for the policy applied for? If yes, give date below.                                        [_]     [_]
                                                                                                             ----------------------

                     Date of Separate Account & Fund Prospectuses: ____________________________________________________
                 ------------------------------------------------------------------------------------------------------------------
                 POLICY VALUES MAY INCREASE OR DECREASE, AND MAY EVEN BE REDUCED TO ZERO AND CAUSE THE POLICY TO LAPSE WITHOUT
                 VALUE, DEPENDING ON THE EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED
                 UNDER SPECIFIED CONDITIONS. A CURRENT ILLUSTRATION OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND
                 HYPOTHETICAL CASH SURRENDER VALUES, IS AVAILABLE UPON REQUEST.
-----------------------------------------------------------------------------------------------------------------------------------

AP2001-NY                                                 Page 4                                                85-23808-00 01/2002

SECTION D       POLICY INFORMATION FOR VARIABLE LIFE INSURANCE (CONTINUED)
REBALANCING            12. I authorize Pacific Life & Annuity Company to automatically rebalance the variable accounts to the
Optional                   allocation percentages shown in question 8.
                           Start Date:                                            Frequency:
                           _____________________   ________    _____________      [_] Quarterly
                                   Month             Day          Year            [_] Semi-Annually
                                                                                  [_] Annually

FIRST YEAR TRANSFER    13. I elect First Year Transfer Program   Yes [_]  No [_] (if elected, submit the proper authorization form)
PROGRAM

DOLLAR COST            14. I elect Dollar Cost Averaging         Yes [_]  No [_] (if elected, submit the proper authorization form)
AVERAGING

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS



SECTION E       POLICY INFORMATION FOR TERM LIFE INSURANCE

1.  Product Name                                                 2. Face Amount
                                                                    $

                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS


AP2001-NY                           Page 5                   85-23808-00 01/2002

------------------------------------------------------------------------------------------------------------------------------------
SECTION F           POLICY INFORMATION FOR AN ADDITIONAL OR ALTERNATE FLEXIBLE PREMIUM LIFE INSURANCE POLICY
------------------------------------------------------------------------------------------------------------------------------------
(SELECT ONE)        VARIABLE FLEXIBLE PREMIUM LIFE INSURANCE POLICY         [ ] ADDITIONAL  OR  [ ] ALTERNATE
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT/PREMIUM     1. Product Name                                         2A. Initial Premium        B. Planned Annual Premium
                                                                                $                         $
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT       3. Face Amount (Base Only)  +  Initial Annual Renewable Term Rider/                   =Total Initial Coverage
                                                   Joint and Last Survivor Added Protection Benefit Rider
                       $                           $                                                       $
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT       4. Check one:  [ ] Option A   [ ] Option B     [ ] Option C (Face amount plus   [ ] Option D (Face amount times
OPTION                                 (Level)        (Increasing)     premiums less distributions)     the death benefit factor)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDEND OPTION     5. Check one:  [ ] Cash    [ ] Increase Accumulated Value
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFITS    6. Individual Life Insurance Products Only                        7. Joint and Last Survivor Life Insurance
                        A. [ ] Annual Renewable Term Rider on Other Covered Person        Products Only
                               $__________________________________________________        A. [ ] Individual Annual Renewable Term
                        B. [ ] Accidental Death Rider $___________________________           Rider on the Proposed Insured $_____
                        C. [ ] Children's Term Rider______________(units)                 B. [ ] Individual Annual Renewable Term
                                (Complete Application Part 2, Non-Medical)                   Rider on the Additional Insured $___
                        D. [ ] Disability Benefit Rider $_________________________
                        E. [ ] Guaranteed Insurability Rider $____________________
                        F. [ ] Waiver of Charges Rider (On Insured)

                     8. If any optional benefit applied for cannot be approved, should the policy be issued without it?
                                                                                                                     [ ] Yes [ ] No
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM ALLOCATION   9. Indicate how premiums are to be allocated until later changed by you or your authorized representative. The total of the percentages must be 100%. Allocation percentages must be whole numbers.


                           Investment                                   Premium       Investment                             Premium
                             Option               Manager                  %            Option                Manager           %
                     ---------------------------------------------------------------------------------------------------------------
                     [Blue Chip]               [AIM Capital Management] _______  [Capital Opportunities]   [MFS Investment]   ______
                     [Aggressive Growth]       [AIM Capital Management] _______  [Mid-Cap Growth]          [MFS Investment]   ______
                     [Emerging Markets]        [Alliance Capital]       _______  [Global Growth]           [MFS Investment]   ______
                     [Diversified Research]    [Capital Guardian]       _______  [Equity Index]            [Mercury Advisors] ______
                     [Small-Cap Equity]        [Capital Guardian]       _______  [Small-Cap Index]         [Mercury Advisors] ______
                     [International Large-Cap] [Capital Guardian]       _______  [REIT]                    [Morgan Stanley]   ______
                     [I-Net Tollkeeper]        [Goldman Sachs]          _______  [Inflation Managed]       [PIMCO]            ______
                     [Financial Services]      [Invesco Funds]          _______  [Managed Bond]            [PIMCO]            ______
                     [Health Sciences]         [Invesco Funds]          _______  [Money Market]            [Pacific Life]     ______
                     [Technology]              [Invesco Funds]          _______  [High Yield Bond]         [Pacific Life]     ______
                     [Telecommunications]      [Invesco Funds]          _______  [Equity Income]           [Putnam]           ______
                     [Multi-Strategy]          [JP Morgan]              _______  [Research]                [Putnam]           ______
                     [Large-Cap Core]          [JP Morgan]              _______  [Equity]                  [Putnam]           ______
                     [Strategic Value]         [Janus]                  _______  [Aggressive Equity]       [Putnam]           ______
                     [Growth LT]               [Janus]                  _______  [Large-Cap Value]         [Salomon Brothers] ______
                     [Focused 30]              [Janus]                  _______  Fixed Account*            Pacific Life       ______
                     [Mid-Cap Value]           [Lazard]                 _______  Fixed LT Account*         Pacific Life       ______
                     [International Value]     [Lazard]                 _______

                     *The Fixed LT Account has less transfer liquidity and may credit a higher current rate of interest than the
                     Fixed Account. Both fixed account options credit a fixed minimum guaranteed interest rate. See the prospectus for details.

                     NOTE:  IF APPLYING FOR AN ADDITIONAL OR ALTERNATE VARIABLE FLEXIBLE PREMIUM LIFE INSURANCE POLICY THE
                            ACKNOWLEDGEMENT ON PAGE 4, SECTION D, ALSO APPLIES TO THIS POLICY.

                     10. If any optional benefit applied for cannot be approved, should the policy be issued without it?
                                                                                                                    [ ] Yes  [ ] No
------------------------------------------------------------------------------------------------------------------------------------
                                           REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
------------------------------------------------------------------------------------------------------------------------------------







AP2001-NY                               Page 6              85-23808-00 01/2002

------------------------------------------------------------------------------
SECTION G   CERTIFICATION OF OWNER'S TAXPAYER ID AND APPLICANT'S DECLARATIONS
------------------------------------------------------------------------------

CERTIFICATION OF OWNER'S TAXPAYER IDENTIFICATION #

Under penalty of perjury, I certify that:

1. The number shown in this application as my social security number or taxpayer identification number is correct; and

2. I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code. (If statement is false strike out and initial.) This certification is required by the Internal Revenue Service before any taxable distribution can be made.

GPT CVAT DISCLOSURE
(Does not apply to Last Survivor policies)

The Internal Revenue Code has two separate tests, at least one of which must be satisfied by a policy for it to qualify as life insurance for federal tax purposes. As applicant, you choose which of the two tests you want to use. You may not change the test after the policy has been issued. The two tests are the Guideline Premium Test (GPT) and the Cash Value Accumulation Test (CVAT). GPT limits the amount of premiums that can be paid for a policy, and may require the death benefit to increase above the specified amount if the cash value is large. CVAT does not limit premiums, but it also requires the death benefit to increase above the specific amount if the cash value is large. With CVAT the death benefit may need to be increased earlier than with GPT and by a larger amount, assuming the same cash values under both tests. Under either test, the cost of insurance charge is based on the total death benefit in force, including any increases resulting from your choice of GPT or CVAT. You should consider the CVAT test if you wish to maximize premium payments over a short period. You should consider the GPT test if you wish to maintain a higher level of cash value in relation to death benefit protection. Your producer can supply you with illustrations showing the effects of each test and explain how each affects the policy. You should consult your tax advisor for any tax questions.

DECLARATIONS

The answers in this application are true and complete to the best of my knowledge and belief. I understand and agree that:

1. Except as provided in the terms or conditions of any Temporary Insurance Agreement that I may have received in connection with this application, coverage will take effect when the policy is delivered and the entire first premium is paid only if at that time the Proposed Insured(s) is alive, and all answers in this application that are material to the risk are still true and complete to the best of my knowledge and belief.

2. If I have given money with the application and received a Temporary Insurance Agreement and if the coverage amount of the application exceeds the Temporary Insurance Agreement coverage limits, I understand that if the Proposed Insured(s) die(s) before a policy is delivered, the death benefit will be limited to the Temporary Insurance Agreement coverage limit.

3. I must inform the Producer or Pacific Life & Annuity Company in writing of any changes in the health of any Proposed Insured(s) or if any of the statements or answers on this application change prior to delivery of the policy.

4. My statements and answers in this application must continue to be true, to the best of my knowledge and belief, as of the date I receive the policy.

5. No Producer is authorized to make or modify contracts or insurance policies on Pacific Life & Annuity Company's behalf.

6. No Producer may alter the terms of this application, the Temporary Insurance Agreement, or the policy, nor can the Producer waive any of Pacific Life & Annuity Company's rights or requirements.

7. I believe that the policy(ies) applied for will meet my insurance needs and financial objectives.

8. This application will be attached to and made part of the policy.

Signed and Dated by the Applicant:

In:______________________________   _______     __________________________
             City                    State           Month/Day/Year
------------------------------------------------------------------------------
SIGNATURE OF APPLICANT
------------------------------------------------------------------------------

X ____________________________________________________________________________
  Applicant*

------------------------------------------------------------------------------
SIGNATURE OF PROPOSED INSURED(S) - IF OTHER THAN THE APPLICANT OR SIGNATURE OF PARENT IF PROPOSED INSURED IS 14 YEARS AND 6 MONTHS OR YOUNGER
------------------------------------------------------------------------------

X ____________________________________________________________________________
  Proposed Insured

X ____________________________________________________________________________
  Proposed Additional Insured (if applicable)

------------------------------------------------------------------------------
SIGNATURE OF OWNER - IF OTHER THAN THE APPLICANT OR THE PROPOSED INSURED
------------------------------------------------------------------------------

X ____________________________________________________________________________
  Owner*

*If a Corporation, the signature and title of any authorized officer other than the Proposed Insured(s) is required and the full name of the corporation must be shown. If a Trust, the signature of the Trustee.

------------------------------------------------------------------------------
PRODUCER'S CERTIFICATION
------------------------------------------------------------------------------

I certify that I have truly and accurately recorded hereon the information supplied.

X ___________________________________    _____________________________________
  Signature of Soliciting Producer         Print Soliciting Producer's Name

AP2001-NY                       Page 7                     85-23808-00 01/2002

PACIFIC LIFE & ANNUITY COMPANY
P.O. Box 6520                                           [LOGO] PACIFIC LIFE
Newport Beach, CA 92658-6520                                   & ANNUITY COMPANY


--------------------------------------------------------------------------------
SECTION H       AUTHORIZATION OF THE PROPOSED INSURED(S) TO OBTAIN INFORMATION
--------------------------------------------------------------------------------

Complete for
all applications.

I authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, Inc., consumer reporting agency, state motor vehicle agency, or employer to release to Pacific Life & Annuity Company, its subsidiaries, its reinsurer(s), or its legal representative any information they may have as to diagnosis, treatment, and prognosis of any physical or mental condition and/or any non-medical information, including finances, avocations, occupation, foreign travel, alcohol, and driving record for me and any minor children.

I understand that any information obtained will be used to determine eligibility for insurance and will not be released to any person or organization except reinsurer(s), the Medical Information Bureau, Inc., and other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required, or as I may further authorize. I understand that I may revoke this authorization as it applies to drug and/or alcohol abuse information at any time, except to the extent it will not affect any action taken or information released prior to the revocation. Such revocation may cause the denial of this application. I also understand the information authorized for release may include medical information about a communicable or venereal disease, including but not limited to diseases such as hepatitis, syphilis, gonorrhea, and the human immunodeficiency virus, also know as Acquired Immune Deficiency Syndrome (AIDS). I know that I may request a copy of this authorization. I also acknowledge receipt of the Disclosure Notice.

A photographic copy of this Authorization shall be as valid as the original and shall be valid for two years from the date shown below.

Signed and Dated by the Proposed Insured(s):

In:____________________________   __________  _________________________________
              City                   State               Month/Day/Year

X _____________________________________________________________________________
  Signature of Proposed Insured (or signature of parent if Proposed Insured is 14 years and 6 months or younger)

X _____________________________________________________________________________
  Signature of Proposed Additional Insured (if applicable)

AP2001-NY                           Page 8                   85-23808-00 01/2002

PACIFIC LIFE & ANNUITY COMPANY
P.O. Box 6520                                                [LOGO APPEARS HERE]
Newport Beach, CA 92658-6520

--------------------------------------------------------------------------------
SECTION I       AUTHORIZATION FOR ELECTRONIC FUNDS TRANSFER - MONTHLY BANK DRAFT
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To be completed, by the
Authorized Account Holder,
only if Electronic Funds
Transfer Billing Method
(monthly bank drafter)
is requested.

As a convenience to me, I request and authorize you to pay and charge to the bank account referenced below any monthly debit entries on that account by and payable to the order of Pacific Life & Annuity Company, provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such debit shall be the same as if it were a debit drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such debit.

Pacific Life & Annuity Company will determine the monthly draft date based upon my policy effective date. However, any special drafting requests are indicated below.

Bank Account No. ______________________________________________________________

Bank Account in the Name(s) of: _______________________________________________

Special Drafting Request: _________________________ (All requests for special dating will be reviewed against the policy date for eligibility)

Signed and dated at:

___________________________________   _______  ________________________________
City                                  State           Month/Day/Year

Signature of Authorized Account Holder:

X _____________________________________________________________________________

A voided check must be attached below. (A blank deposit slip will not be accepted)

Premium payments can only be drawn from authorized U.S. financial institutions. Some savings and money market accounts may not qualify.

                           PLACE VOIDED CHECK HERE

If your check does not state your financial institution's name and address, please list below:

______________________________________________________________________________


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

SECTION J                   PRODUCER INFORMATION
PRODUCER REPORT             To be answered by the soliciting Producer                                             YES   NO
Complete for all            1.  Have you personally asked all applicable questions in this application?           [ ]   [ ]
applications.                   (If no, explain in "Remarks")

                            2.  Are you aware of any information not given in the application that might affect
                                the insurability of the Proposed Insured(s)? (If yes, explain in "Remarks")       [ ]   [ ]

                            3.  Did the Proposed Insured/Additional Insured change his/her name during            [ ]   [ ]
                                the past 5 years? (If yes, give former name(s) in "Remarks")

                            4.  To the best of your knowledge, is this life insurance intended to replace, or will it cause a change in, or involve a loan from any life insurance or annuity on any Proposed Insured's life or in any life insurance or annuity owned by
                                the Annuitant? (If yes, give details in "Remarks")                                [ ]   [ ]

                            5A. If sales materials were used in this sale, did you use only sales materials
                                approved by Pacific Life & Annuity Company?                                       [ ]   [ ]
                             B. If sales materials were used in the sale, did you leave sales materials with
                                the Applicant?                                                                    [ ]   [ ]

                             6.  Is application submitted on a:
                                  [ ] Medical Basis?                       [ ] Guaranteed Issue Basis?
                                  [ ] Non-Medical Basis?                   [ ] Guaranteed to Issue Basis?

                             7.  Check appropriate items that have been ordered:
                                  [ ] Medical Exam                         [ ] H.O. Specimen
                                  [ ] Paramedical Exam                     [ ] Inspection Report
                                  [ ] EKG                                  [ ] APS___________________________________________
                                  [ ] Blood Profile                               ___________________________________________

                             8.  If this policy is used to fund a tax-qualified plan, indicate type:
                                  [ ] Pension/Profit Sharing           [ ] HR-10          [ ] Other (Explain In "Remarks")

BUSINESS INSURANCE           1.  This life insurance policy is being purchased in conjunction with a:
Complete if applying for          A.  [ ] Buy/Sell                                D.  [ ] Split Dollar
business insurance.               B.  [ ] Employee Fringe Benefit                 E.  [ ] Key Employee
                                  C.  [ ] Deferred Compensation                   F.  [ ] Other (Explain in "Remarks")

                                                                                                                     Amount of
                             G. Name of Principal Officers, Partners, or Key Employees   Position  % of Business Insurance Owned by
                                                                                                       Owned         Business








                             H.  What is the current value of the business?                     $

                             I.  What was the annual net profit (before taxes) of business?     Last Year       2 Years Ago
                                                                                                $               $

                             J.  Are other officers, partners, or key employees proportionately insured?
                                                                                       [ ] Yes [ ] No (If no, explain in "Remarks")

JUVENILE INSURANCE           1.  Did you personally observe the Proposed Insured?      [ ] Yes [ ] No (If no, explain in "Remarks")
Complete if the Proposed
Insured is 14 years and 6    2.  Are the Proposed Insured's brothers and sisters insured for equal amounts?
months or younger.                                                                     [ ] Yes [ ] No (If no, explain in "Remarks")

                             3A. Name of Person on whom Proposed Insured depends for support:       B. Relationship to Insured

                             C.  Estimated annual income       D.  Estimated net worth       E.  Estimated amount of life insurance
                                 $                                 $                             $

                             4A. Name of Applicant                                                  B. Relationship to Insured

                              C. Purpose of Insurance                                         D. Amount of life insurance in force
                                                                                                 $

                                    Page 10                 85-23808-00 01/2002

----------------------------------------------------------------------------------------------
SECTION K            PRODUCER CERTIFICATION
----------------------------------------------------------------------------------------------
Complete for all     I certify that to the best of my knowledge and belief:         YES   NO
applications.
                     A. I have presented to the Company all pertinent facts and have correctly and completely recorded all required
                        answers.                                                    [ ]   [ ]

                     B. I have given the Proposed Insured(s) (or Parent for
                        Juvenile insurance) a copy of the Disclosure Notice,
                        and any other disclosure notice or statement required by
                        state or federal law.                                       [ ]   [ ]

                     C. I have fully explained the terms and conditions of the
                        Temporary Insurance Agreement to the Proposed Insured(s)
                        (or Owner) and have given it to him/her (them).             [ ]   [ ]

                     D. I have complied with state and federal laws on cost
                        comparison, illustration, and replacement.                  [ ]   [ ]

                     E. I have reviewed, with my Broker Dealer, as applicable,
                        the purchase of this insurance policy.                      [ ]   [ ]

                     F. If sales activity (including solicitation, application and policy delivery)
                        took place in a state other than the application state, indicate the states and associated activity. (If needed, use "Remarks" section below)

                        State(s)_____________________   Activity___________________________________

Signature(s) Of Soliciting Producer(s). Pay Commission as Indicated Below.

X_______________________________________________               X___________________________________

 First Name Listed Below Will Be The Servicing Producer
----------------------------------------------------------------------------------------------------------------------
                                  PHONE                                FAX        SERVICING       PRODUCER        COMM
      PRODUCER NAME               NUMBER          E-MAIL ADDRESS      NUMBER       OFFICE #        CODE             %
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Broker Dealer Name_____________________________________________________________


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                 REMARKS - IDENTIFY QUESTION AND GIVE DETAILS
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                    This Page is Intentionally Left Blank




                                    Page 12                  85-23808-00 01/2002

                                                          [LOGO OF PACIFIC LIFE]

PACIFIC LIFE & ANNUITY COMPANY
P.O. Box 6520
Newport Beach, CA 92658-6520
DISCLOSURE NOTICE
TO BE DETACHED AND LEFT WITH THE PROPOSED INSURED(S)

This is a brief description of our underwriting process ("process"). It will help you understand how an application for insurance is handled, the types and sources of information ("data") we may collect about you, the circumstances under which we may disclose that data to others and your right to learn the nature and substance of that data. The purpose of the process is to see if you qualify for insurance under our rules, and if you do, to establish the proper premium charge. This will assure that the cost of insurance is shared fairly among all policy owners. To determine your insurability, we consider factors such as your medical history, physical condition, occupation, and hazardous avocations. We get this data from various sources.

Application and Medical Records - Your application, including the medical history, is the primary source of data in the process. We may ask you to take a physical exam or other special medical test. We may also ask for a report from your doctor or hospital, another insurance company, or the Medical Information Bureau, Inc. ("MIB"). When we do so, we will use the authorization you signed with your application.

Medical Information Bureau, Inc. - MIB is a non-profit corporation, which maintains a data exchange for member life insurance companies. As a member company, we will ask MIB if it has a record for you. If you applied to a member company for insurance, MIB may have data about you in its file. The purpose of MIB is to protect member companies and their policy owners from those who would conceal facts relevant to their insurability. The data, which is obtained from MIB, may be used only as an alert to the possible need for further investigation. It cannot be used as a basis to make a final underwriting decision. Pacific Life & Annuity Company, its subsidiaries, or its reinsurer(s) may make a brief report to MIB. If you later apply to another MIB member company for life or health insurance coverage, or a claim for benefits is made to such a company, MIB may supply the company with data it may have about you in its file. At your request, MIB will arrange disclosure of any data it may have about you in its file. If you question the accuracy of such data, you may contact MIB and seek a correction in accordance with the federal Fair Credit Reporting Act procedures. Their address is MIB, PO Box 105, Essex Station, Boston, MA 02112. Their phone no. is (617) 426-3660.

Investigative Consumer Report - We may request an investigative consumer report ("ICR") from a consumer reporting agency ("CRA"). An ICR confirms and supplements the data in your application having to do with employment, residence, smoking habits, marital status, occupation, hazardous avocations, and general health. An ICR may also cover data about your general reputation, motor vehicle driving record, criminal activity, personal characteristics, and mode of living, except as may be related directly or indirectly to your sexual orientation. This data may be obtained through personal interviews with you, your family, friends, neighbors, and business associates. If an ICR is required and you wish to be personally interviewed, please let us know and we will notify the CRA. The data contained in the report may be retained by the CRA and later disclosed to other companies to the extent permitted by the Fair Credit Reporting Act. You have a right to make a written request within a reasonable time to receive any other details about the nature and scope this report. An ICR may have an adverse effect on your insurability. If it should, however, we will notify you in writing and identify the CRA.

DISCLOSURE TO OTHERS
Data obtained about you during the process and at other times is private and will not be disclosed to others without your written authorization except to the extent necessary for the conduct of our business. Examples of situations where we may share data about you are as follows:
1. The Producer may keep a copy of your application, and after a policy is issued will have access to ongoing policy data to better serve you.
2. If reinsurance were required, the reinsurance company would have access to our application file.
3. We may release data to another life insurance company to whom you have applied for insurance or to whom you have submitted a claim for benefits, if you have authorized it to obtain such data.
4. We may report data to MIB.
5. We will disclose data to government, law enforcement, and others where required by law.

DISCLOSURE TO YOU
In general, you have a right to learn the nature and substance of any personal data about you in our file upon written request. Whenever an adverse underwriting decision is made, we will notify you of the reason(s) for the decision and the source of the data on which our action is based. Medical record data, however, will normally be given only to a licensed physician of your choice. Please refer to the section on MIB for their disclosure procedures. Should you feel that any data we have is not correct or complete, please write to: Manager, Risk Selection Department, Pacific Life & Annuity Co., P.O. Box 6520 Newport Beach, CA 92658-6520. Your comments will be carefully considered and corrections made where justified. We hope this Notice will help you to understand how we obtain and use personal data in the underwriting process, and the ways you can learn about this data. We are concerned with insuring privacy as well as lives, and the collection, use, and disclosure of personal data is limited to those specified in this Notice.

AP2001-DISC-NY                    Page 13                   85-23808-00 01/2002